SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              November 22, 2000
                                                  -----------------------------


                          ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)


     KANSAS                       0-22760                    48-1099142
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(State or other jurisdiction    (Commission                 (IRS Employer
  of incorporation)              File Number)              Identification No.)


11300 West 89th Street, Overland Park, Kansas                     66214
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  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code            (913)-495-2614
                                                    ----------------------------



                       Airport Systems International, Inc.
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          (Former name or former address, if changed since last report)

Item  5.  Other Events

     On October 30, 2000, Airport Systems International, Inc. announced results for the second quarter and six months of the Company's 2001 fiscal year.



Forward Looking Comments

The discussions set forth in this Form 8-K may contain forward-looking comments based on current expectations that involve a number of risks and uncertainties. Actual results could differ materially from those projected or suggested in the forward-looking comments. The difference could be caused by a number of factors, including, but not limited to the factors and conditions which are described in the Company's other SEC filings, including the Form 10-KSB for the year ended April 30, 2000 and Form 10-QSB filed for the quarter ended July 31, 2000. The reader is cautioned that the Company does not have a policy of updating or revising forward-looking statements and thus he or she should not assume that silence by management of the Company over time means that actual events are bearing out as estimated in such forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2000             AIRPORT SYSTEMS INTERNATIONAL, INC.


                                     By: /s/Thomas C. Cargin
                                            Thomas C. Cargin, Vice President
                                            of Finance and Administration,
                                            Secretary and Principal Accounting
                                            Officer




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                                  EXHIBIT INDEX

  Exhibit
  No.                   Description
  ------------------    -------------------------------------------
      99.1              Press Release dated November 22, 2000